THE GABELLI GROWTH FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                        [GRAPHIC OF FOUR STARS OMITTED.]

                  MORNINGSTAR RATED[TM] GABELLI GROWTH 4 STARS
          OVERALL AND FOR THE FIVE- AND TEN-YEAR PERIODS ENDED 06/30/01
             AMONG 2722 AND 864 DOMESTIC EQUITY FUNDS, RESPECTIVELY.
       THE FUND WAS RATED 3 STARS FOR THE THREE-YEAR PERIOD ENDED 06/30/01
                        AMONG 4473 DOMESTIC EQUITY FUNDS.

                                              [PHOTO OF HOWARD F. WARD OMITTED.]
                                                             HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,

      The good news is the market rose during the second quarter. The bad news is it didn't rise enough to make anyone feel good. While we have technically avoided a recession, so far, things are bad enough for the Federal Reserve Board (the "Fed") to cut short-term interest rates six times since the year began. Things are serious enough for the lawmakers in Washington to pass a tax cut, albeit one that seems to fall short on several fronts, regardless of one's political leanings. Anyway, we don't know if the interest rate cuts, tax cuts or all the king's men, if they were available, will improve the stock market's near term fortunes. The economy may still be growing but corporate profits are declining and it is profits, or at least the anticipation of profits, that drive the stock market.

      Speaking of anticipation, every morning I check the pre-market futures while downing my juice, coffee and cereal. It turns out this is of little, if any, value. A study by BUSINESSWEEK magazine, conducted over a two and a half-month period, shows pre-market futures predict the day's direction of the market roughly half the time. In fact, according to BUSINESSWEEK, pre-market futures are accurate little more than half the time in predicting the direction of the market for the first fifteen minutes of trading. Prior to opening, all stock market trading is usually light on volume and, as a result, can be volatile. So take your pre-market futures with a grain of salt too.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Growth Fund (the "Fund") rose 3.38%. The Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Growth Fund Average rose 5.85% and 5.93%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)

                                                      Quarter
                                   --------------------------------------------
                                     1ST         2ND         3RD          4TH          YEAR
                                    -----       -----       -----        -----         -----
  2001:   Net Asset Value .......  $30.16      $31.18
          Total Return ..........  (20.2)%       3.4%          --           --            --
------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .......  $50.10      $49.73      $46.88       $37.79        $37.79
          Total Return ..........    7.7%       (0.7)%      (5.7)%      (11.3)%       (10.6)%
------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .......  $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return ..........    8.8%        7.4%       (0.8)%       26.1%         46.3%
------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .......  $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return ..........   12.9%        3.2%      (14.5)%       30.2%         29.8%
------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .......  $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return ..........    1.5%       19.4%       14.2%         3.1%         42.6%
------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .......  $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return ..........    7.2%        2.5%        4.1%         4.4%         19.4%
------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .......  $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return ..........    6.0%       10.2%        8.4%         4.9%         32.7%
------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .......  $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return ..........   (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .......  $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return ..........    0.6%        0.6%        7.3%         2.5%         11.3%
------------------------------------------------------------------------------------------------
  1992:   Net Asset Value .......  $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return ..........   (4.7)%      (2.7)%       4.0%         8.5%          4.5%
------------------------------------------------------------------------------------------------
  1991:   Net Asset Value .......  $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return ..........   11.7%       (0.9)%       8.3%        12.0%         34.3%
------------------------------------------------------------------------------------------------
  1990:   Net Asset Value .......  $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return ..........   (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
------------------------------------------------------------------------------------------------
  1989:   Net Asset Value .......  $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return ..........   10.6%       12.4%       11.0%         1.5%         40.1%
------------------------------------------------------------------------------------------------
  1988:   Net Asset Value .......  $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return ..........   16.1%       14.1%        2.5%         2.5%         39.2%
------------------------------------------------------------------------------------------------
  1987:   Net Asset Value .......    --        $10.84      $11.28        $9.51         $9.51
          Total Return ..........    --          8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS - JUNE 30, 2001 (A)
                   ------------------------------------------
   1   Year .................................    (30.99)%
   5   Year .................................     16.78%
   10 Year ..................................     15.74%
   Life of Fund (b) .........................     16.39%
--------------------------------------------------------------------------------
                                DIVIDEND HISTORY
--------------------------------------------------------------------------------
PAYMENT (EX) DATE       RATE PER SHARE       REINVESTMENT PRICE
-----------------       --------------       ------------------
December 27, 2000           $3.845                 $38.19
December 27, 1999           $5.160                 $45.59
December 28, 1998           $1.745                 $35.15
December 30, 1997           $5.790                 $28.58
December 31, 1996           $2.324                 $24.14
December 29, 1995           $3.960                 $22.16
December 30, 1994           $2.790                 $19.68
December 31, 1993           $0.760                 $23.26
December 31, 1992           $0.646                 $21.59
December 31, 1991           $0.573                 $21.28
December 31, 1990           $0.460                 $16.27
December 29, 1989           $0.654                 $17.07
December 30, 1988           $0.377                 $12.65
January 4, 1988             $0.152                  $9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 30.99% over the trailing twelve-month period. The S&P 500 Index and the Lipper Large-Cap Growth Fund Average declined 14.82% and 30.63%, respectively, over the same twelve-month period.

      For the three-year period ended June 30, 2001, the Fund's cumulative total return rose 20.17%, versus cumulative total returns of 12.14% and 8.34% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively. For the five-year period ended June 30, 2001, the Fund's total return averaged 16.78%, versus average annual total returns of 14.48% and 11.49% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively.

      For the ten-year period ended June 30, 2001, the Fund's total return averaged 15.74% annually, versus average annual total returns of 15.09% and 13.34% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through June 30, 2001, the Fund had a cumulative total return of 767.96%, which equates to an average annual total return of 16.39%.

ECONOMIC BACKGROUND

      I don't think you can argue that the economy accelerated in the second quarter. The Fed would not have been aggressively cutting interest rates--six cuts this year already for 275 basis points in the Fed Funds rate--if it felt the economy was picking up. That has not happened. The Fed is trying to keep the economy from rolling over into negative growth territory and the jury is very much out on that question. The Fed is also mindful of what appears to be a growing global slowdown, which will only make it more difficult to keep some positive momentum going domestically. The foreign Central Bankers have not kept pace with the Fed in lowering rates. They are way behind the curve and this will prolong the slowdown. The Fed's last cut came on June 27, 2001, and they made it clear they were prepared to cut more if the patient does not show improvement in the not too distant future. The Fed's next regularly scheduled meeting is August
21. It can't come soon enough.

      The labor market clearly deteriorated in the second quarter. According to Ed Hyman and Nancy Lazar of ISI International, the recent trend in weekly unemployment claims is consistent with an unemployment rate of about 5.3%, materially above where it's been of late. Companies are striving to reduce headcount and other costs, especially travel. The major airlines reported a material slowdown in traffic during June. Hotels are feeling the cuts too. Companies are also trimming capital spending plans in order to improve near term profits. Energy has been one of the economy's bright spots, but it too is losing steam. Similarly, the housing market, which has been strong, is now less so.

      Profit estimates for the second quarter continue to decline. Expect a decline of more than 15%, year over year, for the profits of the S&P 500. This will be a down year for profits. We do expect positive earnings growth in 2002, but it's hard to have much confidence in forecasts right now. The slowing economy should mean declining commodity prices and inflation over the balance of this year. Last year the increase in energy prices hurt the economy and we may experience the flip side of that this year. With businesses cutting spending, it is important that the consumer stays alive. Somewhat surprisingly, the Conference Board's Index of Consumer Confidence rose in June to its highest level this year, ending the month at 117.9, still down from 128.6 last December.

      Don't be shocked if inflation-adjusted Gross Domestic Product ("GDP") turned negative in the second quarter.

THE STOCK MARKET

      Investors have been pouring savings into bond funds and money market funds this year, at rates we have not seen in 20 years. Money market fund asset levels are at all-time highs. Last year investors chased returns in stocks after the surge of 1999. This year, despite relatively low interest rates, they are chasing returns in fixed income securities. If interest rates continue to decline, which is likely, then some investors will return to the stock market in search of higher returns. This may not happen until greater visibility returns to the profit picture. Right now the profit outlook is murky and investors have become unwilling to commit new capital to the stock market. This is all understandable given the flogging dealt investors in the past year, especially within the "growth" stock universe. It is also symptomatic of a market bouncing along the bottom.

      The stock market bubble of 1999 and the first quarter of 2000 has burst, as we all know. The Nasdaq rose from 2000 to 5000 between November 1999 and March 2000, only to sink back to about 1700 in late March 2001. It rose in the second quarter of 2001 for the first time since the fourth quarter of 1999. Yes we are still feeling the hangover in telecommunications equipment, but the speculative insanity is long gone. The bad news is old news although investors do seem to be feasting on whatever lingering kernels of incremental bad news that surfaces, and surface it does.

      No one is prescient enough to call all of the market's turns. We can't pretend to have all the answers. Nevertheless, the negative sentiment surrounding the telecommunications equipment industry reminds me all too much of the negative sentiment associated with drug stocks in 1992-93 and consumer brand stocks in 1993 and cable TV stocks in 1996. Those turned out to be great buying opportunities for those stocks. Demand for telecommunications equipment grew at an unsustainable pace in 1999 and 2000. The companies must now adapt to a more realistic and sustainable pace of growth. When the equipment market returns to something near equilibrium, which may not be until next year, I believe double-digit earnings growth will resume for the leading companies.

      One possible catalyst for the overall market would be a rise in merger and acquisition activity. We have had AIG and Prudential of the United Kingdom fight over American General and we have First Union and SunTrust doing battle over Wachovia, but we need more big deals at premium prices. Perhaps Comcast's bid to acquire the cable assets of AT&T, for $41 billion of stock, is a prelude to greater deal activity.

      The supply of new stock has slowed to a trickle. This is a positive and a stark contrast to the flood of Initial Public Offerings ("IPOs") of recent years. That said, the second quarter did see the second largest IPO in history--following last year's AT&T Wireless IPO--as Philip Morris spun off Kraft on June 13, 2001. Philip Morris sold 16% of Kraft to the investing public for $8.68 billion.

      While it is factually true that the stock market usually turns up six or seven months prior to an earnings recovery, we can't predict with certainty when that will be and we can't be certain the stock market will act in typical fashion. Nevertheless, as speculated in our last quarterly report, I believe the market bottom of early April will hold. This is, as you should know, just my personal educated guess and hope. I know asking for patience is hardly reassuring, but the economy will get better and so will the stock market. We just can't be precise with the timing.

PORTFOLIO HIGHLIGHTS

      It was a quarter of highs and lows. After a very strong April (strongest month in history for the Nasdaq), we saw the market backtrack in the last two months of the quarter and finish with a single digit advance for the three months. The volatility of individual issues is unnerving. I believe it is important to maintain a longer-term investment focus, lest one end up in the investor whipsaw ward of the local hospital. To this end, our portfolio turnover this year is quite low, even by our typically below-average turnover standards. We try to take emotion out of the investment process as it usually steers you in the wrong direction in the long run. We make our share of mistakes, sometimes more than our share, but they are not borne out of the emotions of the moment.

      As you would expect, our holdings were a mixed bag, performance-wise, during the quarter. We had the good, the bad and the ugly. Our good quarterly performers included Microsoft (+33%), Tiffany & Co. (+33%), AOL Time Warner (+32%), Analog Devices (+19%), Viacom (+18%), Motorola (+16%), Clear Channel Communications (+15%), and Cisco Systems (+15%). Our bad quarterly performers included Merck (-16%), Vodafone (-17%) and Corning (-19%). Our ugly quarterly performers were Nortel Networks (-36%) and Tellabs (-52%). We are monitoring developments at these companies closely.

      Importantly, the second quarter provided some initial evidence of a positive turn in technology and media stocks, two sectors that were largely negative in the past year. Of our top ten performing names during the quarter, four were technology stocks and another four were media holdings. We hope to see a broadening of strength in these two sectors over the balance of the year. When looking at some of the more depressed stocks in these sectors, I have to think their share prices do not reflect the long-term earning power of the companies and instead reflect the negative psychology associated with their cyclical slowdown and lack of near term earnings visibility. This is the opportunity.

      New purchases during the quarter were Cablevision and American Home Products. Both stocks had fallen to attractive levels and have strong business franchises. Cablevision's cluster of cable properties in the New York area is of increasing value in what continues to be a consolidating industry. American Home Products has one of the fastest growing prescription drug businesses domestically, and we favor this area for long-term growth. No holdings were eliminated from the portfolio during the quarter although some positions were trimmed. One bright side to the decline in stock prices this year is that I expect we will be able to avoid capital gains distributions and related taxes.

LOOKING AHEAD

      During the past few years, we have lived through a market cyclone. We have seen a little bit of everything. It has been a challenging and difficult environment for our style in the past year. The true long-term growth sectors of the economy remain healthcare, media, specialized financial services, communications, specialty retailing and technology. We remain predominantly invested in these industries. Steering a portfolio in today's rapid response stock market is like driving a car at 100 miles per hour. You must train your sights well ahead of where you are at any instant. We are positioned for the eventual recovery in the economy and in the stocks of these growth sectors. A recovery will happen. We expect the news flow to improve over the balance of this year. The confluence of last year's negatives--higher energy prices, Fed tightenings, Nasdaq's bubble bursting--is behind us. While the economy is sluggish, we are presently experiencing declining energy prices, aggressive Fed easings and low expectation stock prices. These are developments that typically precede a market advance.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ANALOG DEVICES INC. (ADI - $43.25 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments. The company is also a leader in converters, which enable the analog and digital chips to communicate with each other. The company's business is well diversified by industry, with only a 5% exposure to wireless handsets and a 10% exposure to personal computers. Earnings growth will likely be below trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double -digit growth next year.

AOL TIME WARNER INC. (AOL - $53.00 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 30 million subscribers to its America Online service. In addition, the company is the largest operator of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are sound with double-digit growth in operating cash flow expected to continue for the foreseeable future.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $62.70 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom. The company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. This year will see a cyclical decline in advertising, reflecting the slower economy and the loss of dotcom business. Fundamentals should improve in the second half of the year and the company should be back on a double-digit growth track.

EMC CORP. (EMC - $29.25 - NYSE) is the leading provider of enterprise wide data storage products. Storage has become a high growth market in today's information based economy. Electronic commerce requires massive amounts of storage, which has given EMC a tremendous business opportunity. We believe EMC is the technology leader in enterprise storage (competitors are IBM, Hitachi and Sun Microsystems) and is leading the field in introducing Storage Area Networks
(SANs). EMC is the vendor of choice for Internet Service Providers, just like Cisco is for routers and Sun Microsystems is for Client Servers. We expect double-digit growth in earnings over the next few years, although the current year is weak due to the cyclical downturn in technology spending.

INTEL CORP. (INTC - $29.25 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. As a leader in flash memory chips, Intel will benefit from the growth expected in the wireless handset business. While earnings will suffer this year from the economic slowdown, we believe the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

MARSH & MCLENNAN COMPANIES INC. (MMC - $101.00 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of the Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate accelerated in recent years due primarily to the success of Putnam. While Putnam's growth is expected to slow this year, we expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a double-digit rate over the next few years.

MELLON FINANCIAL CORP. (MEL - $44.81 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow as the year progresses. Assets under management now exceed $500 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $62.50 - NYSE) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills etc...) and continues to build its fee income in a methodical way. We believe earnings will continue to grow at a double-digit rate, powered by growth in assets under management, which exceed $200 billion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $40.05 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a rate in excess of 20% for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol),Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $49.49 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6 trillion under custody. Additionally, the company is a major asset manager itself with over $700 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial service company.

TELLABS INC. (TLAB - $19.38 - NASDAQ) is a provider of telecommunications equipment. The company is in the early stages of a new product cycle for which it has received little attention. The company's stock should benefit from the growing visibility of new products over the next 18 months. The company should also see its fortunes improve as spending on telecom equipment resumes a more normal growth path at some point next year. Tellabs is one of the most profitable telecom equipment companies.

TEXAS INSTRUMENTS INC. (TXN - $31.90 - NYSE) is the largest provider of digital signal processors (DSPs), a critical component for digital communication devices, including wireless phones and digital signal lines. Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at a healthy double digit rate over the next few years, although year 2001 earnings will be hurt by the slowing in economic growth.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Trustee, Felix J. Christiana. The Board of Trustees acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christian during his long association with The Gabelli Growth Fund. The Board of Trustees and Officers of the Fund will greatly miss Mr. Christiana.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                    WHEN
                              ---                    ----
      Special Chats:          Mario Gabelli          First Monday of each month
                              Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                              AUGUST                 SEPTEMBER                  OCTOBER
                              ------                 ---------                  -------
      1st Wednesday           Caesar Bryan           Walter Walsh               Ivan Arteaga
      2nd Wednesday           Ivan Arteaga           Caesar Bryan               Tim O'Brien
      3rd Wednesday           Linda Caulkin          Hart Woodson               Susan Byrne
      4th Wednesday           Tim O'Brien            Barbara Marcin             Caesar Bryan
      5th Wednesday           Barbara Marcin                                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Some of you may recall past commentary on the cyclicality of investment returns by style. No single investment style, be it growth, value, international, global, small cap, etc... excels in all market environments. That's why we recommend holding investments in more than one style. Investors push trends to extreme levels of valuation in both directions. Consequently, at any point in time one style is more undervalued than others are and one is the most overvalued. The large cap growth style we employ has been out of favor since March of 2000. We have been through this kind of market environment before and are confident that our time-tested approach to growth stock investing will come back strongly within a reasonable investment time frame. We never said it was easy.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                                     Sincerely,
                                                     /S/ HOWARD F. WARD
                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager

July 23, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                  JUNE 30, 2001
                                  -------------
      AOL Time Warner Inc.                    Viacom Inc.
      State Street Corp.                      Marsh & McLennan Companies Inc.
      Pfizer Inc.                             Home Depot Inc.
      Mellon Financial Corp.                  Analog Devices Inc.
      Clear Channel Communications Inc.       Texas Instruments Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                           COST               VALUE
  ------                                           ----               ------
              COMMON STOCKS -- 99.6%
              BROADCASTING -- 5.0%
  2,696,600   Clear Channel
               Communications Inc.+ .......    $154,679,890      $  169,076,820
                                             --------------      --------------
              BUSINESS SERVICES -- 5.5%
  1,385,000   Automatic Data
               Processing Inc. ............      48,363,432          68,834,500
  2,178,100   Interpublic Group
               of Companies Inc. ..........      66,960,465          63,927,235
    632,000   Omnicom Group Inc. ..........      41,372,419          54,352,000
                                             --------------      --------------
                                                156,696,316         187,113,735
                                             --------------      --------------
              CABLE-- 2.9%
    949,000   Cablevision Systems Corp.,
               Cl. A+ .....................      55,025,187          55,516,500
  1,015,000   Comcast Corp., Cl. A,
               Special ....................      40,043,289          44,051,000
                                             --------------      --------------
                                                 95,068,476          99,567,500
                                             --------------      --------------
              COMMUNICATIONS EQUIPMENT -- 11.1%
  1,026,600   Agere Systems Inc.,
               Cl. A+ .....................       7,195,566           7,699,500
  2,656,000   Cisco Systems Inc.+ .........     136,897,440          48,339,200
  2,035,000   Corning Inc. ................      93,927,819          34,004,850
  4,645,000   Motorola Inc. ...............     190,600,618          76,921,200
  1,740,000   Nokia Corp., Cl. A, ADR .....      59,807,656          38,349,600
  3,010,000   Nortel Networks Corp. .......     145,442,148          27,360,900
  1,268,000   Qualcomm Inc.+ ..............      81,049,048          74,152,640
  3,740,000   Tellabs Inc. ................     215,845,816          72,481,200
                                             --------------      --------------
                                                930,766,111         379,309,090
                                             --------------      --------------
              COMPUTER HARDWARE -- 2.5%
  1,960,000   Dell Computer Corp.+ ........      74,952,866          51,254,000
  2,190,000   Sun Microsystems Inc.+ ......      41,780,185          34,426,800
                                             --------------      --------------
                                                116,733,051          85,680,800
                                             --------------      --------------
              COMPUTER SOFTWARE AND SERVICES -- 2.6%
  1,725,000   EMC Corp.+ ..................      54,458,736          50,111,250
    525,000   Microsoft Corp.+ ............      34,770,266          38,325,000
                                             --------------      --------------
                                                 89,229,002          88,436,250
                                             --------------      --------------
              ELECTRONICS -- 7.4%
  2,030,000   Analog Devices Inc.+ ........     157,992,103          87,797,500
  2,750,000   Intel Corp. .................     101,530,097          80,437,500
  2,691,000   Texas Instruments Inc. ......     137,459,626          84,766,500
                                             --------------      --------------
                                                396,981,826         253,001,500
                                             --------------      --------------
              ENTERTAINMENT -- 11.1%
  3,935,000   AOL Time Warner Inc.+ .......     184,090,524         208,555,000
  3,240,851   Viacom Inc., Cl. B+ .........     145,917,674         167,714,039
                                             --------------      --------------
                                                330,008,198         376,269,039
                                             --------------      --------------
              FINANCIAL SERVICES -- 22.8%
    550,000   Goldman Sachs Group Inc. ....      49,196,411          47,190,000
  1,283,500   Marsh & McLennan
               Companies Inc. .............      84,330,233         129,633,500
  3,801,000   Mellon Financial Corp. ......     121,223,595         174,846,000
  1,055,000   Merrill Lynch & Co. Inc. ....      48,319,279          62,508,750
  1,344,900   Northern Trust Corp. ........      48,534,740          84,056,250



                                                                     MARKET
  SHARES                                           COST               VALUE
  ------                                           ----               ------
   3,190,000   Schwab (Charles) Corp. ......   $ 82,225,915      $   48,807,000
  3,628,800   State Street Corp. ..........     126,137,495         179,589,312
  1,499,900   Stilwell Financial Inc.+ ....      65,506,196          50,336,644
                                             --------------      --------------
                                                625,473,864         776,967,456
                                             --------------      --------------
              HEALTH CARE -- 15.6%
    655,000   American Home
               Products Corp. .............      40,286,916          38,278,200
    548,000   Amgen Inc.+ .................      16,823,176          33,252,640
  1,014,000   Baxter International Inc. ...      36,234,020          49,686,000
  1,544,000   Johnson & Johnson ...........      69,562,422          77,200,000
    615,000   Lilly (Eli) & Co. ...........      45,675,194          45,510,000
    510,000   Merck & Co. Inc. ............      34,537,339          32,594,100
  4,407,500   Pfizer Inc. .................     119,535,865         176,520,375
  2,115,000   Schering-Plough Corp. .......      90,921,407          76,647,600
                                             --------------      --------------
                                                453,576,339         529,688,915
                                             --------------      --------------
              PUBLISHING -- 4.1%
    681,000   Dow Jones & Co. Inc. ........      43,944,204          40,662,510
    897,500   McGraw-Hill
               Companies Inc. .............      35,605,761          59,369,625
    908,000   New York Times Co., Cl. A ...      27,061,940          38,136,000
                                             --------------      --------------
                                                106,611,905         138,168,135
                                             --------------      --------------
              RETAIL -- 4.8%
  2,091,577   Home Depot Inc. .............      31,350,170          97,362,909
  1,788,400   Tiffany & Co. ...............      22,386,540          64,775,848
                                             --------------      --------------
                                                 53,736,710         162,138,757
                                             --------------      --------------
              SATELLITE -- 1.5%
  2,580,000   General Motors Corp., Cl. H+       77,755,586          52,245,000
                                             --------------      --------------
              TELECOMMUNICATIONS -- 1.8%
  1,951,747   Qwest Communications
               International Inc.+ ........      83,077,684          62,202,177
                                             --------------      --------------
              WIRELESS COMMUNICATIONS -- 0.9%
  1,390,000   Vodafone Group plc, ADR .....      59,703,206          31,066,500
                                             --------------      --------------
              TOTAL COMMON STOCKS             3,730,098,164       3,390,931,674
                                             --------------      --------------
  PRINCIPAL
   AMOUNT
   ------
              U.S. GOVERNMENT OBLIGATIONS -- 0.8%
$27,329,000   U.S. Treasury Bills, 3.46% to 3.62%++,
               due 09/06/01 to 09/27/01          27,121,090          27,119,047
                                             --------------      --------------
              TOTAL
               INVESTMENTS -- 100.4%         $3,757,219,254       3,418,050,721
                                             ==============
              OTHER ASSETS AND LIABILITIES (NET) -- (0.4%)          (13,030,119)
                                                                 --------------
              NET ASSETS -- 100.0% .........                     $3,405,020,602
                                                                 ==============
   ------------------------
              For Federal tax purposes:
              Aggregate cost ...............................     $3,757,219,254
                                                                 ==============
              Gross unrealized appreciation ................       $542,499,243
              Gross unrealized depreciation ................       (881,667,776)
                                                                 --------------
              Net unrealized depreciation ..................     $ (339,168,533)
                                                                 ==============
   ------------------------
   +    Non-income producing security.
   ++   Represents annualized yield at date of purchase.
   ADR - American Depositary Receipt.

                See accompanying notes to financial statements.

                            THE GABELLI GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $3,757,219,254) .......................  $3,418,050,721
  Cash ..........................................             966
  Receivable for investments sold ...............         997,467
  Receivable for Fund shares sold ...............       3,254,137
  Dividends receivable ..........................       1,484,125
  Other assets ..................................         116,780
                                                   --------------
  TOTAL ASSETS ..................................   3,423,904,196
                                                   --------------
LIABILITIES:
  Payable for investments purchased .............      14,393,858
  Payable for Fund shares redeemed ..............         239,241
  Payable for investment advisory fees ..........       2,880,811
  Payable for distribution fees .................         720,203
  Other accrued expenses ........................         649,481
                                                   --------------
  TOTAL LIABILITIES .............................      18,883,594
                                                   --------------
  NET ASSETS applicable to 109,206,977
    shares outstanding ..........................  $3,405,020,602
                                                   ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ...  $    1,092,070
  Additional paid-in capital ....................   3,772,352,801
  Accumulated net investment loss ...............     (12,260,648)
  Accumulated net realized loss on investments ..     (16,995,088)
  Net unrealized depreciation on investments ....    (339,168,533)
                                                   --------------
  TOTAL NET ASSETS ..............................  $3,405,020,602
                                                   ==============
  NET ASSET VALUE, offering and redemption
    price per share ($3,405,020,602 \ 109,206,977
    shares outstanding; unlimited number of
    shares authorized of $0.01 par value) .......          $31.18
                                                           ======


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes $161,230) .....   $  11,652,292
  Interest ......................................         632,372
                                                   --------------
  TOTAL INVESTMENT INCOME .......................      12,284,664
                                                   --------------
EXPENSES:
  Investment advisory fees ......................      17,843,616
  Distribution fees .............................       4,460,904
  Shareholder services fees .....................       1,576,766
  Custodian fees ................................         230,460
  Shareholder communications expenses ...........         187,692
  Registration fees .............................          62,258
  Legal and audit fees ..........................          49,691
  Trustees' fees ................................          35,480
  Interest expense ..............................          33,706
  Miscellaneous expenses ........................          64,739
                                                   --------------
  TOTAL EXPENSES ................................      24,545,312
                                                   --------------
  NET INVESTMENT LOSS ...........................     (12,260,648)
                                                   --------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investments ..............     (15,923,945)
  Net change in unrealized appreciation/
    depreciation on investments .................    (688,375,028)
                                                   --------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ..............................    (704,298,973)
                                                   --------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .............................   $(716,559,621)
                                                    =============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED
                                                                                JUNE 30, 2001         YEAR ENDED
                                                                                 (UNAUDITED)       DECEMBER 31, 2000
                                                                              ----------------     -----------------
OPERATIONS:
  Net investment loss .......................................................  $  (12,260,648)       $  (24,190,219)
  Net realized gain (loss) on investments ...................................     (15,923,945)          356,236,181
  Net change in unrealized appreciation/depreciation on investments .........    (688,375,028)         (845,314,442)
                                                                               --------------        --------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................    (716,559,621)         (513,268,480)
                                                                               --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments ..........................................              --          (354,803,498)
  In excess of net realized gain on investments .............................              --            (1,569,082)
                                                                               --------------        --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................              --          (356,372,580)
                                                                               --------------        --------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions      287,773,442         1,544,999,659
                                                                               --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................    (428,786,179)          675,358,599
NET ASSETS:
  Beginning of period .......................................................   3,833,806,781         3,158,448,182
                                                                               --------------        --------------
  End of period .............................................................  $3,405,020,602        $3,833,806,781
                                                                               ==============        ==============

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Trustees, or a dealer maintaining an active market in those securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $4,460,904, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $670,843,732 and $355,547,679, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no outstanding borrowings against the line of credit at June 30, 2001.

The average daily amount of borrowings within the six months ended June 30, 2001 was $182,481 with a related weighted average interest rate of 5.78%. The maximum amount borrowed at any time during the six months ended June 30, 2001 was $16,142,000.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             JUNE 30, 2001                   DECEMBER 31, 2000
                                                    -----------------------------      ----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                    -----------     -------------      -----------   --------------
Shares sold ....................................     22,153,583     $ 765,192,840       47,349,332   $2,242,974,332
Shares issued upon reinvestment of dividends ...             --                --        8,467,709      323,384,072
Shares redeemed ................................    (14,406,451)     (477,419,398)     (22,269,583)  (1,021,358,745)
                                                    -----------     -------------      -----------   --------------
Net increase ...................................      7,747,132     $ 287,773,442       33,547,458   $1,544,999,659
                                                    ===========     =============      ===========   ==============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                        SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2001  --------------------------------------------------------------
                                           (UNAUDITED)      2000          1999           1998         1997        1996
                                        ----------------    ----          ----           ----         ----        ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period .. $    37.79    $    46.51   $    35.40   $    28.63   $    24.14   $    22.16
                                           ----------    ----------   ----------   ----------   ----------   ----------
   Net investment income (loss) ..........      (0.11)        (0.24)       (0.23)       (0.07)       (0.06)        0.03
   Net realized and unrealized gain (loss)
     on investments ......................      (6.50)        (4.64)       16.50         8.58        10.34         4.27
                                           ----------    ----------   ----------   ----------   ----------   ----------
   Total from investment operations ......      (6.61)        (4.88)       16.27         8.51        10.28         4.30
                                           ----------    ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................         --            --           --           --        (0.00)(a)    (0.02)
   In excess of net investment income ....         --            --           --           --        (0.00)(a)       --
   Net realized gain on investments ......         --         (3.82)       (5.16)       (1.74)       (5.79)       (2.30)
   In excess of net realized gains .......         --         (0.02)          --        (0.00)(a)    (0.00)(a)       --
                                           ----------    ----------   ----------   ----------   ----------   ----------
   Total distributions ...................         --         (3.84)       (5.16)       (1.74)       (5.79)       (2.32)
                                           ----------    ----------   ----------   ----------   ----------   ----------
   NET ASSET VALUE, END OF PERIOD ........ $    31.18    $    37.79   $    46.51   $    35.40   $    28.63   $    24.14
                                           ==========    ==========   ==========   ==========   ==========   ==========
   Total return+ .........................    (17.5)%       (10.6)%        46.3%        29.8%        42.6%        19.4%
                                           ==========    ==========   ==========   ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) .. $3,405,021    $3,833,807   $3,158,448   $1,864,556   $  943,985   $  609,405
   Ratio of net investment income (loss)
     to average net assets ...............    (0.69)%(c)    (0.63)%      (0.68)%      (0.33)%      (0.23)%        0.12%
   Ratio of operating expenses
     to average net assets (b) ...........      1.38%(c)      1.38%        1.37%        1.41%        1.43%        1.43%
   Portfolio turnover rate ...............        10%           55%          52%          40%          83%          88%
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) The Fund incurred interest expense during the six months ended June 30, 2001. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.37%.
(c) Annualized.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL  RISKS.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. DISTRIBUTED
  BY GABELLI & COMPANY, INC. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR
                                  SEND MONEY.

                             VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI

        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                        BOARD OF TRUSTEES

Mario J. Gabelli, CFA                Karl Otto Pohl
CHAIRMAN AND CHIEF                   FORMER PRESIDENT
INVESTMENT OFFICER                   DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                  Anthony R. Pustorino
ATTORNEY-AT-LAW                      CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.            PROFESSOR, PACE UNIVERSITY

James P. Conn                        Anthony Torna
FORMER CHIEF INVESTMENT OFFICER      INVESTEC ERNST &COMPANY
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher                   Anthonie C. van Ekris
PRESIDENT, FLETCHER &COMPANY, INC.   MANAGING DIRECTOR
                                     BALMAC INTERNATIONAL, INC.

John D. Gabelli                      Salvatore J. Zizza
SENIOR VICE PRESIDENT                CHAIRMAN, THE BETHLEHEM
GABELLI & COMPANY, INC.              CORP.

                 OFFICERS AND PORTFOLIO MANAGER

Bruce N. Alpert                      Howard F. Ward, CFA
PRESIDENT AND TREASURER              PORTFOLIO MANAGER

James E. McKee
SECRETARY

                           DISTRIBUTOR
                     Gabelli & Company, Inc.

          CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
               State Street Bank and Trust Company

                          LEGAL COUNSEL
            Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB406Q201SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
GROWTH
FUND

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001